CALAMOS INVESTMENT TRUST

Calamos Global Sustainable Equities Fund (the “Fund”)

Supplement dated November 16, 2022 to the

CALAMOS® FAMILY OF FUNDS

Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 1, 2022, as supplemented from time to time

Effective September 26, 2022, Beth Williamson is added as a portfolio manager for the Fund. Accordingly, the Prospectus and Statement of Additional Information are hereby amended as follows:

The table listing the Fund’s portfolio managers on page 4 of the Summary Prospectus and page 91 of the Prospectus is deleted and replaced with the following:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
James Madden	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Anthony Tursich	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Beth Williamson	September 2022	VP, Associate Portfolio Manager

The Following paragraph is added under the section titled “Portfolio Managers” as the second paragraph on page 134 of the Prospectus:

Beth Williamson. Beth Williamson joined Calamos Advisors on November 3, 2021. She serves as Vice President, Head of Sustainable Equities Research and Associate Portfolio Manager. Previously, she was Director of ESG Research at Trillium Asset Management, LLC. Prior to that, she was a Senior Sustainability Analyst and member of the Executive Committee at Portfolio 21.

The second paragraph on page 135 of the Prospectus and the third full paragraph on page 54 of the Statement of Additional Information is hereby replaced with the following:

For Global Sustainable Equities Fund only:

James Madden and Anthony Tursich, Co-Portfolio Managers, and Beth Williamson, Associate Portfolio Manager are the Fund’s portfolio managers.  The portfolio managers have responsibility for allocating the portfolio across the market capitalization spectrum, sectors, and geographies within the portfolio’s eligible investment universe and for reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective.  The portfolio managers, in collaboration with other members of the Calamos Advisors investment teams, have the responsibility of overseeing the integration of the Fund’s ESG investment approach and framework to ensure compliance with the Fund’s stated investment approach.

The following row is added to the table on pages 54-55 of the Statement of Additional Information:

Other Accounts Managed and Assets by Account Type

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Beth Williamson (1)	0	—	0	—	61	58,878,437

(1) Information provided as of October 31, 2022.

The following row is added to the second table on page 55 of the Statement of Additional Information:

Number of Accounts and Assets for which Advisory Fee is Performance Based

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Beth Williamson (1)	0	—	0	—	0	—

(1) Information provided as of October 31, 2022.

The fourth, fifth, six and seventh full paragraphs on page 56 of the Statement of Additional Information is replaced with the following:

R. Matthew Freund, Michael Grant, John Hillenbrand, Nick Niziolek, Eli Pars, Dennis Cogan, Brandon Nelson, Jon Vacko, Joe Wysocki, Jason Hill, David O’Donohue, Christian Brobst, Chuck Carmody, Ryan Isherwood, John Saf, Jimmy Young, Brad Jackson, Michael Kassab, James Madden, Anthony Tursich, Beth Williamson and Bill Rubin receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for discretionary Mutual Fund Incentive Awards. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

In addition to the forms of compensation described above, Mr. Grant, Mr. Nelson, Mr. Madden Mr. Tursich, and Ms. Williamson receive additional payments. Mr. Grant is eligible to receive certain amounts to be determined based on asset levels within the Calamos Phineus Long/Short Fund (a separate open-end fund managed by the Adviser), subject to various conditions.

Mr. Nelson is eligible to receive certain “Timpani Team Revenue Share” payments, which are defined as a percentage of management fees received with respect to assets managed by him over certain thresholds. Finally, Mr. Madden, Mr. Tursich and Ms. Williamson are eligible to receive a percentage of the “Net Contribution Margin” which is defined as management fees received with respect to the assets managed by Mr. Madden, Mr. Tursich, and Ms. Williamson minus expenses.

The existence of these separate asset or fee-based payments could create a conflict of interest with regard to Mr. Grant’s, Mr. Nelson’s, Mr. Madden’s, Mr. Tursich’s, and Ms. Williamson’s allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

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